Exhibit 99.1

Executing Our Strategy “Expanding Our Reach” December 31, 2015 P EAPACK - G LADSTONE B ANK

2 $0.20 $0.25 $0.30 $0.35 $0.40 Q4 2014 Q3 2015 Q4 2015 Adj* Quarterly EPS 0.38 0.35 0.32 * Yr 2015 Adj and Q4 2015 Adj as shown excludes $2.5MM of charges related to the closure of two branch offices. Including these charges, net income and EPS would have been $19,972 and $1.29 for the year and $4,343 and $0.28 for Q4 of 2015. $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Yr 2013 Yr 2014 Yr 2015 Adj* Annual EPS 1.01 1.22 1.39 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Yr 2013 Yr 2014 Yr 2015 Adj* Annual Net Income (In Thousands) $3,000 $4,000 $5,000 $6,000 $7,000 Q4 2014 Q3 2015 Q4 2015 Adj* Quarterly Net Income (In Thousands) 14,890 9,261 21,525 4,212 5,383 5,896

3 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Total Assets (In Millions) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Total Loans (In Millions) $0 $100 $200 $300 $400 $500 $600 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Total C&I Loans (In Millions) 1,668 1,967 2,702 3,365 1,133 1,574 2,250 2,995 115 132 309 513 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Total Multifamily Loans (In Millions) 161 542 1,080 1,499

4 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% Yr 2012 Yr 2013 Yr 2014 Yr 2015 Non Performing Assets Ratio (%) (NPAs as a % of Assets) 0.91 0.44 0.30 0.22 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Non Performing Assets ($) (In Thousands) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Loans 30 - 89 Days Past Due ($) (In Thousands) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% Yr 2012 Yr 2013 Yr 2014 Yr 2015 Loans 30 - 89 Days Past Due (%) (% of Total Loans) 15,228 8,571 8,174 7,310 0.22 0.30 0.44 0.91 0.33 0.19 0.08 0.07 3,786 1,755 2,953 2,143

5 $0 $50 $100 $150 $200 $250 $300 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Total Capital (In Millions) 276 242 171 122 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Book Value Per Share (Capital/Shares) *“Customer” Deposits are defined as deposits excluding brokered CDs and brokered overnight interest - bearing demand deposits. 13.87 14.79 16.36 17.61 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Total Deposits (In Millions) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Yr 2012 Yr 2013 Yr 2014 Yr 2015 “Customer” Deposits* (In Millions) 1,516 1,647 2,299 2,935 1,511 1,632 1,979 2,642

6 $2,000 $2,500 $3,000 $3,500 Yr 2012 Yr 2013 Yr 2014 Yr 2015 Wealth Division Assets Under Admin (In Millions) $10,000 $12,000 $14,000 $16,000 $18,000 Yr 2013 Yr 2014 Yr 2015 Wealth Fee Income (In Thousands) 2,304 2,691 2,987 3,322 13,838 17,039 15,242 • Over $400MM of new AUA inflows in 2015, not including WMC. • Total inflows partially offset by negative market action in the second half of the year and normal closed/disbursed outflows. • Successful integration of Wealth Management Consultants (NJ), LLC in May 2015; slightly accretive to earnings in 2015 and expect realization of more synergies in 2016 and 2017. • New institutional focus started in 2015 – expect meaningful contribution to AUA and revenues in 2016 and beyond. • Approximately $175MM of wealth - related new business in deposits, mortgages, and secured lending in 2015. • New Separately Managed Account / Unified Managed Account platform for high net worth and Institutional clients to be launched in Q2 2016.

7 Stock Price Source: SNL (10%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 12/31/12 06/30/13 12/31/13 06/30/14 12/31/14 06/30/15 12/31/15 PGC +46.4% KBW Nasdaq Bank +42.5% Q4 2013: Subscription Rights Offering Completed on 12/9/2013 Q4 2014: At - the Market Offering Completed on 12/31/2014 Three Year Stock Price Performance – Ending 12/31/2015

On track with executing our Strategy – Expanding Our Reach : • Continued focus on growing the Wealth business. • Transitioning from Multifamily to C&I and relationship based residential lending. • CRE, including Multifamily, focused on cross - sell to enhance client profitability. Pricing/profitability modeling has been incorporated bank - wide to support this. Strategic Update 8 Our Plan has created / will continue to create shareholder value: • We continue to add considerable “large bank” talent. • Wealth Division Assets Under Administration has grown over $1 billion or 44% over the last three years. • Enviable revenue mix – 22% non interest income, largely driven by Wealth Management (16%). • We continue to deliver considerable positive operating leverage. • Loan composition has evolved from transaction based residential to commercial. • Total C&I loans have grown nearly $400 million or 346% over the past three years. • Positive stock momentum.

• Multi agency CRE guidance issued in December has implications as it relates to our 700% CRE concentration and recent high rate of growth in Multifamily loans. • Certain risk management expense spends are being pulled forward in 2016 – (approximately $2MM , estimated cost ). • We anticipate $4MM in near term of higher FDIC premiums. • Of these $6MM costs in 2016, approximately $5MM will be “transitory”. • Market volatility will likely have an adverse impact on 2016 wealth revenue and earnings. Looking Forward to 2016 We Have Some Headwinds 9

We remain on course and are focused on enhancing shareholder value: • Our Strategy – Expanding Our Reach – remains unchanged; Multifamily loans have reached their peak at 50% of total loans; a gradual slow down is underway. • C&I , Relationship based Mortgage Lending, and Wealth Management businesses have gained considerable traction; these are areas of growth and value creation consistent with our Strategic plan. • Wealth Management related M&A is a focus. • Organic growth in wealth and C&I remains strong. • Our CRE concentration is primarily in low - risk Multifamily (rent regulated/workforce housing). Multifamily growth has been used as an effective method to achieve scale and fund infrastructure growth in C&I Lending and Wealth Management. • Asset quality remains strong; no multifamily delinquencies as of 12/31/2015; total delinquent loans, 30 - 89 days past due, totaled only $2.1 million; NPA ratio totaled 22 bps at year end. Despite Short Term Headwinds, We Will Continue To Create Shareholder Value 10

Safety and Soundness • Superior credit risk oversight with a view toward supporting additional growth • Strong policies and procedures and best practices in governance • Forward looking perspective of emerging risks Communication Promote Strong Risk Culture Exceptional Talent • Strong internal committee structure • Strong Board oversight with a dedicated Board Risk Committee chaired by a Board Member with an extensive risk background • Everybody is a “risk manager” • Bank’s Risk Appetite Statement is a guard rail premised on our Core Principles • Karen A. Rockoff, Chief Risk Officer, 34 years experience, previously with Morgan Stanley, Nomura Securities, Republic National Bank, Security Pacific Bank • Lisa P. Chalkan, Chief Credit Officer, 29 years experience, previously with Capital One Bank, Bank of America/Fleet Boston, HSBC Bank USA/HSBC Securities • Loretta A. Moylan, Chief Underwriting Officer, 26 years experience, previously with Bank of America/Fleet/Nat West Bank • Timothy Doyle, Senior Credit Officer, 40 years experience, previously with CIBC World Markets • Maureen E. Hemhauser, Chief Compliance Officer, 25 years experience, previously with FIS Global, FDIC • Kevin Runyon, Head of IT, 34 years experience previously with United Computer, OceanFirst Bank, Corestates Bank, National State Bank of Elizabeth 11 Enterprise Risk Management

• Experienced dedicated “big bank” risk team. • Detailed quarterly monitoring. • Semi - annual capital stress testing. • Over $200MM in participations sold in 2015 to several institutions. • Strong underwriting standards: x Minimum 1.30x DSCR. x Maximum 75% LTV. x Extensive stress testing of interest rates, occupancy levels, and cap rates. • Geographic diversity: x NY, NJ, and PA. • High quality portfolio. • No delinquencies. Multifamily Risk Management 12

Geographic Diversity: • New York: 50% • New Jersey: 39% • Pennsylvania: 11% • Top NY Markets (rent regulated market): Bronx and Brooklyn • Top NJ Markets: Hudson, Essex, and Morris/Somerset/Union counties • Top PA Markets: Philadelphia suburbs, Bucks County High Quality Portfolio: • Average loan size: $ 3.2MM • Average LTV: 61% • Average debt yield: 11% • Average underwriting DSCR: 1.6x • Average building size: 48 units • Typical loan term: 10 year maturity with a 5 year reprice • No 30 day+ delinquencies as of 12/31/2015 Multifamily Portfolio Attributes 13

• EPS Growth – EPS slightly down in 2016 due to accelerated risk management costs, increased FDIC premiums, and market volatility. High single digit to low double digit “normalized EPS growth” thereafter . • Return on Equity – 10%+ target run rate by 2017 has been delayed due to risk management expense acceleration and additional FDIC premium. • Efficiency Ratio – Added risk monitoring and FDIC costs will reverse recent gains. • Asset Growth / Loan Growth – 10% to 15% asset growth and 12% to 18% loan growth in 2016 and beyond. • Loan Mix – Continued migration of loan production into Commercial & Industrial . Near term portfolio targets: x C&I: 25% - 30% x CRE: 15% - 20% x Multifamily: 35% - 45% x Residential/Consumer: 15% - 25% • Funding – Continued funding from diversified funding sources. A large portion of asset growth to be funded by core customer deposits . Financial Targets: 2016 and Beyond 14

Appendix

• Wealth led, relationship - based commercial bank headquartered in “wealth belt” of New Jersey delivering private bank level service. • 95 years in business. • Strong leadership team. • Growth Strategy – “Expanding Our Reach” – launched in Q1 2013. • Four Private Banking locations: Bedminster, Morristown, Princeton, Teaneck. • 21 Branches in five affluent New Jersey counties: Somerset, Morris, Hunterdon, Union, Middlesex. • Fully invested in the community. • Douglas L. Kennedy, President & CEO, 36 years experience, previously with Capital One Bank/North Fork, Bank of America/Fleet, Summit Bank. • John P. Babcock, President of Private Wealth Management, 35 years experience, previously with HSBC Private Bank, US Trust/Bank of America. • Jeffrey J. Carfora, CPA, CFO, 35 years experience, previously with Penn Fed Financial Services, Carteret Bank, Marine Midland Bank, PricewaterhouseCoopers. • Finn M. W. Caspersen, Jr., COO & General Counsel, 20 years experience, previously with Hale and Dorr, Merrill Lynch, Bencas Capital. Company Profile 16

A high - performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. 17 Vision Statement

People Market Growth and Profitability • Very talented team with ties to the market place • High levels of motivation and engagement • Act as a single team • Operate in three of the top ten most affluent counties nationwide • New York MSA offers considerable opportunity • Large and small banks underserving the wealth related needs in this market • Improved operating leverage has begun to deliver positive earnings momentum; this trend may “pause” in the near term • People , products, market - depth and superior delivery ensure future growth • Ample market opportunities • Nimble and flexible Unique Business Model • Holistic, advice - led approach • Private Banker acts as a lead point of contact • “Brand of One” • Best in class approach to Enterprise and Credit Risk and Balance Sheet Management • Excellent “big bank” sourced team • Superior governance • Our approach will deliver long term value creation Serious Approach to Risk Management 18 What Is Compelling About Our Company

WEALTH COMMERCIAL RETAIL BNY Mellon Morgan Sta nley Bank of America Wells Fargo Bank of America Wells Fargo Bank of America/U.S. Trust Citibank JP Morgan Chase Merrill Lynch Trust Co. Chase PNC Bank HSBC TD Bank Investors Bank Wilmington Trust/M&T Wells Fargo Provident Bank Capital One Fulton Bank Hudson Valley Sovereign Bank M&T Bank Valley National Bank Sovereign Bank Oritani Bank 19 We Have Added Considerable Talent

78% 16% 5% <1% <1% NII before Provision for LL - 78% Wealth Fee Income - 16% Fees & Other Income - 5% Gain on Sale of Loans (Mortgage Banking) - <1% Gain on Sale of Securities - <1% Revenue equals Net Interest Income before Provision for Loan Losses plus all other income. 20 We Have An Enviable Revenue Mix - Year End 12/31/2015

21 Efficiency is Delivering Positive Operating Leverage and Improved Profitability 0 50 100 150 200 250 300 350 400 Yr 2013 Yr 2014 Yr 2015 0 10 20 30 40 50 60 70 80 Yr 2013 Yr 2014 Yr 2015 228 339 285 48 67 Revenue/Average FTE (In Thousands) Net Income*/Average FTE (In Thousands) 29 *Net income for the 2015 year as shown excludes $2.5MM of charges related to the closure of two branch offices. Including th ese charges, net income would have been $19,972 for 2015.

Peapack-Gladstone Financial Corp

We Are Actively Managing Our Balance Sheet

Liquidity	• Standby liquidity with the Federal Home Loan Bank is managed to optimize capacity. At year-end, approximately $850 million undrawn
Interest Rate Risk	• Interest rate shock simulation results for Net Interest Income and Economic Value of Equity monitored by ALCO and the Board of Directors • Performance standards for simulation results consistent with the recent OCC survey findings of 1,400 community banks • Comprehensive duration management encompasses the entire balance sheet
Capital	• $92 million in additions realized in two successful capital raises in 2013 and 2014 • Continuous equity is provided by a popular Dividend Reinvestment Program • Alternatives other than common equity, such as subordinated debt, could be used to fund future growth • 9/30/15 regulatory risk based capital ratios amended due to risk weighting of certain Multifamily loans in accordance with guidance; Bank remains well-capitalized • Regular capital stress testing
Leadership	• Jeffrey J. Carfora, CPA, CFO, 35 years experience, previously with Penn Fed Financial Services, Carteret Bank, Marine Midland Bank, PricewaterhouseCoopers • Mary M. Russell, CPA, Comptroller, 29 years experience, previously with United Trust, Nisivoccia LLP, CPAs • Jan C. Barkley, Treasurer, 30+ years experience, previously with MetLife Bank, Morgan Stanley, Nomura Securities

22

Retail, from branches and mobile • Demand deposits, money markets and CD’s. Business • Operating accounts and business money market. • Treasury Services platform to support client defined requirements. Wealth clients • Deposit solutions as part of comprehensive wealth management platform. Reciprocal insured deposits • In partnership with a third party provider, FDIC insured accounts up to $22 million for business, retail and wealth accounts. • Reported as a brokered deposit pursuant to regulatory specifications. However, we consider these deposits to be in - market customer deposits, as distinguished from traditional out - of - market brokered deposits, since they originate from our customers . Diversified Customer Funding Sources 23

Brokered • Long dated (up to 10 years) time deposits for interest rate risk management; tenors not available from retail sources. • Money market, provided by the reciprocal deposit partner, from conduit pools; provides supplemental liquidity and a basis for efficient swaps for interest rate risk management. Listing Service Time Deposits • Multiple service providers to access the listing service time deposit market; long dated time deposits from a diverse set of institutional counterparties; supports interest rate risk management. Secured funding • Federal Home Loan Bank – Sufficient collateral pledged to qualify for maximum capacity (30% of assets); used for term borrowing for interest rate risk management and short term funding as needed. • Federal Reserve Bank – Over $100 million of collateral pledged to cover daylight over - draft capacity and late day intermittent borrowing, as needed. Other Diversified Funding Sources 24

• We manage to shorter duration / adjustable rate assets. • Created a loan participation program. • Customer deposit relationships strong. • Focus CDs on medium to longer term where pricing is more efficient. • Disciplined interest rate SWAP program to extend liability duration (cash flow hedges). • Offer loan level interest rate SWAP product to select clients; the effect shortens asset duration (fair value hedges). • In an immediate and sustained 100 basis point increase in market rates at 12/31/2015, net interest income for year 1 would increase approximately 2%, when compared to a flat interest rate scenario. In year 2, this sensitivity improves to an increase of approximately 4%, when compared to a flat interest rate scenario. Interest Rate Risk Management 25